FORM 10f-3	FUND:  Painewebber Balanced
Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3 Procedures

1.	Issuer:  Ifinity Broadcasting

2.	Date of Purchase:  December 9, 1998
	       3.  Date offering commenced
December 9, 1998

4.	Underwriters from whom purchased:
Merrill Lynch

5.	"Affiliated Underwriter" managing or
participating in syndicate: PaineWebber

6.	Aggregate principal amount of
purchase:  $512,500

7.	Aggregate principal amount of
offering:  $2,870,000,000

8.	Purchase price (net of fees and
expenses):  $20.5

9. Initial public offering price:  $20.5

10.	Commission, spread or profit 	%
	$.50

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 which is being
offered to the public or are
"municipal securities" as defined in
Section 3(a)(29) of the
Securities Exchange Act of 1934.



X



___
b.	The securities were purchased prior
to the end of the first full
business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).




X




___
c.	The underwriting was a firm
commitment underwriting.
X
___
d.	The commission, spread or profit was
reasonable and fair in
relation to that being received by others for underwriting similar securities during the same period.


X


___
e.	(1)  If securities are registered
under the Securities Act of 1933,
the issuer of the securities and its
predecessor have been in
continuous operation for not less than
three years.


X


___
f.	The amount of such securities
purchased by all of the
investment companies advised by Mitchell
Hutchins did not
exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.


g.	The purchase price was less than 3%
of the Fund's total assets.


X


___
h.	No Affiliated Underwriter was a
direct or indirect participant in or
beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
Underwriter.

X

___

Approved:  Mark Tincher	Date:	12/16/98

FORM 10f-3	FUND:  PW Balanced Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3 Procedures

1.	Issuer:  Young & Rubicain

2.	Date of Purchase:May 12, 1998
3.  Date offering commenced:  May 12, 1998

4.	Underwriters from whom purchased:
DLJ

5.	"Affiliated Underwriter" managing or
participating in syndicate: PaineWebber

6.	Aggregate principal amount of
purchase:  $62,500

7.	Aggregate principal amount of
offering:  $400,000,000

8.	Purchase price (net of fees and
expenses):  $25

9.	Initial public offering price:  $25

10.	Commission, spread or profit:
	%	$.825

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 which is being
offered to the public or are
"municipal securities" as defined in
Section 3(a)(29) of the
Securities Exchange Act of 1934.



X



___
b.	The securities were purchased prior
to the end of the first full
business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).




X




___
c.	The underwriting was a firm
commitment underwriting.
X
___
d.	The commission, spread or profit was
reasonable and fair in
relation to that being received by others for underwriting similar securities during the same period.


X


___
e.	(1)  If securities are registered
under the Securities Act of 1933,
the issuer of the securities and its
predecessor have been in
continuous operation for not less than
three years.


X


___
f.	The amount of such securities
purchased by all of the
investment companies advised by Mitchell
Hutchins did not
exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.


g.	The purchase price was less than 3%
of the Fund's total assets.


X


___
h.	No Affiliated Underwriter was a
direct or indirect participant in or
beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
Underwriter.

X

___

Approved:  Mark Tincher			Date:
6/9/98

FORM 10f-3	FUND:  PaineWebber Balanced
Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3 Procedures

1.	Issuer:  Fox Entertainment

2.	Date of Purchase:  November 10, 1998
		       3.  Date offering
commenced:  November 10, 1998

4. Underwriters from whom purchased:
Merrill Lynch

5.	"Affiliated Underwriter" managing or
participating in syndicate:  PaineWebber

6.	Aggregate principal amount of
purchase:  $281,250

7.	Aggregate principal amount of
offering:  $2,808,000,000

8.	Purchase price (net of fees and
expenses):  $22.50

9.	Initial public offering price:
$22.50

10.	Commission, spread or profit:
	%	$.55

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 which is being
offered to the public or are
"municipal securities" as defined in
Section 3(a)(29) of the
Securities Exchange Act of 1934.



X



___
b.	The securities were purchased prior
to the end of the first full
business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).




X




___
c.	The underwriting was a firm
commitment underwriting.
X
___
d.	The commission, spread or profit was
reasonable and fair in
relation to that being received by others for underwriting similar securities during the same period.


X


___
e.	(1)  If securities are registered
under the Securities Act of 1933,
the issuer of the securities and its
predecessor have been in
continuous operation for not less than
three years.


X


___
f.	The amount of such securities
purchased by all of the
investment companies advised by Mitchell
Hutchins did not
exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.


g.	The purchase price was less than 3%
of the Fund's total assets.


X


___
h.	No Affiliated Underwriter was a
direct or indirect participant in or
beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
Underwriter.

X

___

Approved:  Mark Tincher	Date:	December 16,
1998

S:\SHJ\bal10f3